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                                Quarterly Report
                                  June 30, 1997

================================================================================
Dear Stockholders
================================================================================

The net asset value per share of The R.O.C. Taiwan Fund gained 11.8% in the second quarter after adjustment for dividends. While this gain was less than the 12.8% rise in the Taiwan Stock Exchange Index (TAIEX), the underperformance came as a result of the New Taiwan dollar's 1.0% depreciation against the U.S. dollar. In local currency terms, the Fund was up 13.1% for the period.

Trading levels surpassed the record highs that had just been reached in the first quarter. Investor attention was sharply focused on electronics stocks as many of these companies continued to report strong sales. Accounting for most of trading while making up about 25% of total market capitalization, this sector gained more than 60% during the second quarter and was the clear market leader.

The only significant weakness came in late April and early May. This was once again led by electronics stocks after some of the companies in this sector announced weaker-than-expected first quarter earnings. At the same time, the market was affected by political and economic uncertainties resulting from a few high-profile, unsolved crimes, especially the late-April kidnapping and brutal murder of the teenage daughter of a popular TV star.

The period of weakness, however, was overtaken by a rally in semiconductor stocks. Most listed Taiwan chip-makers reported strengthening demand that has filled production capacity for the next several months and, at some companies, through the end of the year. In June, many banks also cut key interest rates (on one-year deposits and prime loans) to eight-year lows.

The drop in interest rates reflects, in part, the virtual absence of inflation. The consumer price index rose just 1.0% in the second quarter and 1.4% for the first six months, the lowest in nine years. Given the lack of any inflationary pressures on the horizon, the central bank should be able to maintain what it calls an "appropriately loose" monetary policy.

In this setting, Taiwan's economy has continued its steady growth and should have no trouble meeting our forecast of 6.2% for the year. After the economy advanced 6.8% in the first quarter, growth in the most recent three-month period most likely bettered the 5.6% official projection. For one thing, the booming stock market helped boost consumer spending and provided a major lift to the services sector of the economy. In addition, declining interest rates supported a continued strengthening in private investment at the same time that government also stepped up investment spending. The export sector was a minor blemish, however, with growth slightly under the forecast level.

The high level of trading on Taiwan's stock market should continue in the near term, but we expect the focus of such activity will broaden. As a result, we have slightly readjusted the Fund's portfolio while maintaining our basic strategy. It should be noted in this regard that our fairly heavy concentration in the electronics sector, which led the market rally during the first half of the year, was the main reason for the Fund's outperformance in this period. In line with our view of market prospects in the next few months, however, electronics holdings have recently been reduced somewhat to bring them more in line with this sector's market weighting. While we still favor electronics stocks, a cooling off period following their sharp run-up may be necessary before further gains can be expected. At the same time, we have increased positions in certain financials, blue-chip industrials and stocks of domestically oriented companies that have lagged the market so far this year.

We are grateful for your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                                Respectfully submitted,

                                                /s/Daniel Chiang

                                                Daniel Chiang
                                                President
                                                August 15, 1997

================================================================================
Portfolio Highlights
June 30, 1997
================================================================================

================================================================================
Security Classification
================================================================================
                                                                     Value
Percent of Net Assets                                                (000)
--------------------------------------------------------           ---------

Common Stocks                                    93.87%            $462,746
Short-Term Investments                            4.51               22,250
                                               -------             --------
Total Investments                                98.38              484,996
Other Assets Less
     Liabilities                                  1.62                7,971
--------------------------------------------------------------------------------
Net Assets                                      100.00%            $492,967
================================================================================


================================================================================
Ten Largest Holdings
================================================================================
                                                                   Percent of
Company                                                            Net Assets
--------------------------                                         ----------
United Microelectronics Corp.                                         5.79%
Yageo Corp.                                                           4.08
Yulon Motor Co.                                                       3.83
First Commercial Bank                                                 3.52
Hon Hai Precision Industry Co.                                        3.51
China Development Corp.                                               3.33
Formosa Plastics Corp.                                                3.30
Synnex Technology International Corp.                                 2.74
Umax Data Systems Inc.                                                2.68
Nan Ya Plastics Corp.                                                 2.59
================================================================================


================================================================================
Industry Diversification
================================================================================
                                                                   Percent of
Ten Largest Sectors                                                Net Assets
-----------------------------                                      ----------
Electronics                                                           21.65%
Semiconductors                                                         9.98
Banking                                                                9.76
Other Financials                                                       9.01
Plastics                                                               7.16
Automobile                                                             5.53
Construction                                                           5.24
Electrical & Machinery                                                 5.08
Textiles                                                               4.56
Food                                                                   3.95
================================================================================

================================================================================
CONSOLIDATED SCHEDULE OF INVESTMENTS
The R.O.C. Taiwan Fund / June 30, 1997 (Unaudited)
================================================================================

COMMON STOCKS -- 93.87%                                 % of      Market Value
Automobile -- 5.53%                                  Net Assets  (U.S. Dollars)
--------------------------------------------------------------------------------
10,500,000 shs.   Yulon Motor Co., Ltd..............     3.83    $ 18,875,387
 2,010,000      * China Motor Corp..................     0.94       4,625,009
 1,875,000      * Chinese Automobile Co., Ltd.......     0.76       3,741,371
                                                                 ------------
                                                                   27,241,767
Banking -- 9.76%
--------------------------------------------------------------------------------
 4,246,770      * The First Commercial Bank.........     3.52      17,329,704
 3,186,000      * China Development Corp............     3.33      16,437,442
 2,506,000      * Chang Hwa Commercial Bank.........     2.11      10,406,378
   594,800      * Hua Nan Commercial Bank...........     0.49       2,427,188
 2,000,000      * Chung Shing Commercial Bank.......     0.27       1,308,694
   209,000      * Dah An Commercial Bank............     0.04         193,866
                                                                 ------------
                                                                   48,103,272
Other Financials -- 9.01%
--------------------------------------------------------------------------------
 2,217,900        Cathay Life Insurance Co., Ltd....     2.57      12,678,727
 2,900,000      * Polaris Securities Co., Ltd.......     1.96       9,644,424
 2,137,000      * Grand Cathay Securities Corp......     1.48       7,299,022
 1,884,290      * Yuan Ta Securities Co., Ltd.......     1.44       7,113,340
 1,372,751      * Capital Securities Corp...........     0.79       3,899,019
 1,200,000      * Taiwan International Securities
                    Corp. ..........................     0.61       2,998,490
   291,000      * National Securities Corp..........     0.16         789,908
                                                                 ------------
                                                                   44,422,930
Cement -- 0.58%
--------------------------------------------------------------------------------
 1,047,900        Taiwan Cement Corp................     0.38       1,846,088
   716,000        Hsing Ta Cement Co., Ltd..........     0.19         952,470
    28,160        Asia Cement Corp..................     0.01          44,548
                                                                 ------------
                                                                    2,843,106
Chemical -- 0.60%
--------------------------------------------------------------------------------
 2,800,000      * Asia Chemical Corp. ..............     0.60       2,939,527
                                                                 ------------
                                                                    2,939,527

          See accompanying notes to consolidated financial statements and accountants' review report.

The R.O.C. Taiwan Fund
                                                      % of          Market Value
Construction -- 5.24%                              Net Assets     (U.S. Dollars)
--------------------------------------------------------------------------------
 3,420,081 shs.   Cathay Construction Co., Ltd......     1.20    $  5,902,203
 2,124,000        Hung Sheng Construction Co., Ltd..     0.74       3,627,310
 1,800,000      * Top Construction & Development
                    Co., Ltd. ......................     0.73       3,624,074
 2,114,000      * Hung Poo Construction Co., Ltd....     0.69       3,405,019
 2,200,000      * Pacific Construction Corp.........     0.48       2,349,177
 1,000,000      * Kee Tai Properties Co., Ltd.......     0.43       2,121,234
 2,167,000      * Horng Chung Construction Co., Ltd.     0.35       1,729,611
 1,200,000      * BES Engineering Corp..............     0.32       1,583,375
   741,000      * Chief Construction Corp...........     0.30       1,491,911
                                                                 ------------
                                                                   25,833,914
Electrical & Machinery -- 5.08%
--------------------------------------------------------------------------------
 5,692,812        Tatung Co., Ltd. .................     2.24      11,052,414
 4,229,129      * Taichung Machinery Works Co.,
                    Ltd. ...........................     1.85       9,123,023
 2,440,000      * Teco Electric & Machinery Co.,
                    Ltd. ...........................     0.99       4,868,771
                                                                 ------------
                                                                   25,044,208
Electronics -- 21.65%
--------------------------------------------------------------------------------
 4,785,000      * Yageo Corp........................     4.08      20,128,173
 2,350,000      * Hon Hai Precision Industry Co.,
                     Ltd. ..........................     3.51      17,320,414
 2,031,221      * Synnex Technology International
                     Corp. .........................     2.74      13,510,314
 2,078,000      * Umax Data Systems Inc.............     2.68      13,223,772
 1,570,800      * Delta Electronic Inc..............     1.97       9,713,727
 1,333,000      * Ritek Inc.........................     1.88       9,249,623
 2,369,243      * CMC Magnetics Corp................     1.43       7,070,079
   829,400      * Inventec Corp.....................     1.02       5,009,679
 1,302,000      * Acer Peripherals, Inc.............     0.95       4,681,096
 1,300,000      * Unicap Electronics Industrial
                     Corp. .........................     0.73       3,575,538
 1,093,000      * Elitegroup Computer Systems Co.,
                     Ltd. ..........................     0.50       2,456,047
   195,120      * Solomon Technology Corp...........     0.16         768,161
                                                                 ------------
                                                                  106,706,623
Food -- 3.95%
--------------------------------------------------------------------------------
 2,300,000      * Taiwan Tea Corp...................     2.38      11,742,288
 1,880,800      * President Enterprises Corp........     0.76       3,719,134
 2,459,216      * Wei Chuan Foods Corp..............     0.55       2,723,228
   635,000      * Standard Foods Taiwan Ltd.........     0.26       1,278,493
                                                                 ------------
                                                                   19,463,143
Glass -- 1.13%
--------------------------------------------------------------------------------
 3,164,016        Taiwan Glass Industrial Corp......     1.13       5,596,807
                                                                 ------------
                                                                    5,596,807
Plastics -- 7.16%
--------------------------------------------------------------------------------
 6,752,415        Formosa Plastics Corp.............     3.30      16,265,615
 4,384,000        Nan Ya Plastics Corp..............     2.59      12,767,096
 3,000,000      * China Petrochemical Development
                     Corp. .........................     1.07       5,295,894
 1,100,000      * Dahin Co., Ltd....................     0.20         996,620
                                                                 ------------
                                                                   35,325,225

           See accompanying notes to consolidated financial statements and accountants' review report.

Schedule of Investments (Cont'd.)
                                                         % of      Market Value
Retailing -- 0.67%                                    Net Assets  (U.S. Dollars)
--------------------------------------------------------------------------------
   870,000 shs. * Chun Hsin Co., Ltd................     0.45    $  2,205,184
   692,060      * Far Eastern Department Stores
                     Ltd.                                0.22       1,099,772
                                                                 ------------
                                                                    3,304,956
Rubber -- 1.81%
--------------------------------------------------------------------------------
 3,769,030        Cheng Shin Rubber Ind. Co., Ltd...     1.81       8,943,553
                                                                 ------------
                                                                    8,943,553
Semiconductors -- 9.98%
--------------------------------------------------------------------------------
 7,000,000      * United Microelectronics Corp......     5.79      28,564,752
 2,243,000      * Advanced Semiconductor
                     Engineering, Inc. .............     1.73       8,507,820
 2,898,000      * Orient Semiconductor
                     Electronics Ltd. ..............     1.69       8,335,371
 1,124,000      * Siliconware Precision
                     Industries Co., Ltd. ..........     0.77       3,798,662
                                                                 ------------
                                                                   49,206,605
Steel & Other Metals -- 3.91%
--------------------------------------------------------------------------------
 5,451,925      * China Steel Corp..................     1.17       5,762,803
 3,500,000      * Feng Hsin Iron & Steel Co., Ltd. .     0.97       4,769,181
 6,576,900      * Chien Shing Stainless Steel Co.,
                     Ltd. ..........................     0.92       4,540,033
 3,939,849      * Wei Chih Steel Co., Ltd...........     0.76       3,753,721
   800,000      * Yieh Loong Enterprise Co., Ltd....     0.09         457,324
                                                                 ------------
                                                                   19,283,062
Textiles -- 4.56%
--------------------------------------------------------------------------------
 8,691,000        Far Eastern Textile Ltd...........     2.77      13,654,875
 8,185,400      * Everest Textile Co., Ltd..........     1.36       6,709,827
 1,220,000      * Kwong Fong Industries Corp........     0.39       1,938,736
   143,000      * Formosa Taffeta Co., Ltd..........     0.04         175,318
                                                                 ------------
                                                                   22,478,756
Transportation -- 2.04%
--------------------------------------------------------------------------------
 4,355,000      * Yang Ming Marine Transport Corp...     1.04       5,104,372
 2,971,392        Evergreen Marine Corp. (Taiwan)
                     Ltd. ..........................     1.00       4,946,266
                                                                 ------------
                                                                   10,050,638
Others -- 1.21%
--------------------------------------------------------------------------------
   621,600      * Taiwan Secom Co., Ltd.............     0.56       2,748,860
   916,000      * Taiwan Match Co., Ltd.............     0.41       2,041,850
   532,400        Giant Manufacturing Co., Ltd......     0.24       1,167,628
                                                                 ------------
                                                                    5,958,338
TOTAL COMMON STOCKS (COST $340,284,066) ............             $462,746,427
                                                                 ------------

*These stocks did not pay a cash dividend during the six months ended June 30, 1997.

           See accompanying notes to consolidated financial statements and accountants' review report.

The R.O.C. Taiwan Fund

SHORT-TERM INVESTMENTS-- 4.51%                                               % of         Market Value
Commercial Paper--3.79%                                                   Net Assets     (U.S. Dollars)
-------------------------------------------------------------------------------------------------------

 Principal
  Amount     Issuer (Guarantor)
----------   ----------------
$  359,531   Asia Hsu Computer Co., Ltd. (Grand Commercial Bank),
               10.00%, Due 07/02/97.....................................      0.07         $  359,433
    53,930   Ta Chun Steel Co., Ltd. (Grand Commercial Bank),
               7.50%, Due 07/02/97......................................      0.01             53,919
 7,190,623   Chinese Automibile Co., Ltd. (Dah An Commercial Bank),
               7.50%, Due 07/03/97......................................      1.46          7,187,676
 1,078,594   Well Lei Electric Corp. (Grand Commercial Bank),
               11.00%, Due 07/03/97.....................................      0.22          1,077,944
 1,078,594   Wei Bei Industrial Corp. (Grand Commercial Bank),
               8.50%, Due 07/03/97......................................      0.22          1,078,092
 2,157,187   Sun Yu Construction Co., Ltd. (China United Trust &
               Investment), 10.00%, Due 07/04/97                              0.44          2,155,417
   719,062   21st Century Enterprises Corp. (Grand Commercial Bank),
               10.00%, Due 07/04/97.....................................      0.15            718,474
   539,297   Chung I Construction Co., Ltd. (Grand Commercial Bank),
               10.00%, Due 07/04/97.....................................      0.11            538,855
   179,766   Chang Sheng Investment Co., Ltd. (Grand Commercial Bank),
               8.50%, Due 07/04/97......................................      0.04            179,640
   359,531   Chung Hi Spinning Co., Ltd. (International Bills Finance
               Company), 10.00%, Due 07/05/97...........................      0.07            359,138
   359,531   Kuei Hung Industrial Co., Ltd. (International Bills Finance
               Company), 10.00%, Due 07/05/97...........................      0.07            359,138
   719,062   Far East Steel Enterprises Co., Ltd. (Chinatrust Commercial
               Bank), 10.00%, Due 07/07/97..............................      0.15            717,883
 1,078,594   E Lian Food Corp. (Grand Commercial Bank),
               10.00%, Due 07/07/97.....................................      0.22          1,076,827
   719,062   Dei Man Art Corp. (International Bills Finance Company),
               10.00%, Due 07/07/97.....................................      0.15            717,886
   287,625   Chun Sheng Industrial Co., Ltd. (Grand Commercial Bank),
               8.25%, Due 07/08/97......................................      0.06            287,172
   719,062   Fu Sheng Industrial Corp. (Chiao Tung Bank),
               6.00%, Due 07/09/97......................................      0.15            718,128
 1,078,594   Wus De Construction Co., Ltd. (China United Trust &
               Investment), 5.70%, Due 07/11/97 ........................      0.22          1,076,927
                                                                                          -----------
                                                                                           18,662,549

           See accompanying notes to consolidated financial statements and accountants' review report.

Schedule of Investments (Cont'd.)

                                                       % of        Market Value
Bankers' Acceptances -- 0.73%                        Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------
  Principal
   Amount      Accepting Bank (Issuer)
 ---------     --------------------
$3,595,312     Kredietbank N.V. (San Fu Chemical
                 Co., Ltd.), 10.00%,
                 Due 07/09/97....................       0.73       $  3,587,457
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST
   $22,250,006)                                                      22,250,006
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE        98.38        484,996,433
OTHER ASSETS (NET OF LIABILITIES)                       1.62          7,970,995
                                                      ------       ------------
NET ASSETS                                            100.00       $492,967,428
                                                      ======       ============

           See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / June 30, 1997 (Expressed in US Dollars) (Unaudited)
================================================================================

Assets

Investments in securities at market value (Notes 3 and 6):
     Common stocks (cost-- $340,284,066) .........................  $462,746,427
     Short-term investments (amortized cost-- $22,250,006) .......    22,250,006
                                                                    ------------
                                                                     484,996,433

Cash .............................................................    13,655,550
Receivable for sale of investments ...............................     2,512,849
Dividends and interest receivable ................................       660,570
Prepaid expense ..................................................        79,395
Other receivables ................................................       901,948
                                                                    ------------
                      Total assets ...............................   502,806,745
                                                                    ------------
Liabilities

Payable for securities purchased .................................     7,798,483
Payable for shares retired (Note 7) ..............................       948,023
Management fee payable (Note 4) ..................................       482,303
Custodian fees payable (Note 5) ..................................        56,299
Accrued Republic of China taxes (Note 2) .........................       363,681
Other payables ...................................................       190,528
                                                                    ------------
                      Total liabilities ..........................     9,839,317
                                                                    ------------
Net assets .......................................................  $492,967,428
                                                                    ============
Components of net assets (Note 8)

Par value of shares of beneficial interest .......................       329,392
Additional paid-in capital .......................................   321,431,347
Undistributed net investment income ..............................     4,701,027
Undistributed realized gain on investments .......................    15,847,311
Unrealized appreciation on investments ...........................   122,462,361
Cumulative translation adjustment ................................    28,195,990
                                                                    ------------
Net assets .......................................................  $492,967,428
                                                                    ============
Net asset value per share (32,939,176 shares
   issued and outstanding)                                          $      14.97
                                                                    ============

           See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
CONSOLIDATED STATEMENT OF OPERATIONS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1997 (Expressed in
US Dollars) (Unaudited)
================================================================================

Investment Income
     Dividends ...............................................    $   1,292,211
     Interest ................................................          993,753
                                                                  -------------
                                                                      2,285,964
Republic of China Taxes (Note 2) .............................        1,327,917
                                                                  -------------
                                                                        958,047
                                                                  -------------
Expenses
     Management fee (Note 4) .................................        2,842,442
     Custodian fees (Note 5) .................................          331,199
     Professional fees .......................................          192,305
     Administrative fee ......................................           45,250
     Insurance expenses ......................................           37,878
     Trustee fees ............................................           47,250
     Other expenses ..........................................          126,131
                                                                  -------------
                                                                      3,622,455
                                                                  -------------
Net investment loss ..........................................       (2,664,408)
                                                                  -------------
Net Realized and Unrealized Gain on Investments and Foreign Currencies (Note 6)

     Net realized gain on investments (Note 2) ...............       82,600,979

     Net increase (decrease) in unrealized appreciation on:
            investments (excluding short-term
                 investments) ................................       73,538,856
            translation of assets and liabilities
                 in foreign currencies .......................       (4,580,337)
                                                                  -------------
     Net realized and unrealized gain on
          investments and foreign currencies .................      151,559,498
                                                                  -------------
     Net increase in net assets resulting
         from operations .....................................    $ 148,895,090
                                                                  =============

           See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996 (Expressed in US Dollars)
================================================================================

                                                Six Months Ended    Year Ended
                                                 June 30, 1997     December 31,
                                                  (Unaudited)          1996
                                                 ------------      ------------
Net Increase in Net Assets
Resulting From Operations

     Net investment loss .....................   $  (2,664,408)   $  (3,900,067)
     Net realized gain on investments ........      82,600,979       28,549,362
     Net increase in unrealized appreciation
         on investments ......................      73,538,856       58,325,709
     Net decrease in unrealized appreciation
          on translation of assets and
          liabilities in foreign currencies ..      (4,580,337)      (2,763,569)
                                                 -------------    -------------
     Net increase in net assets resulting
         from operations .....................     148,895,090       80,211,435
                                                 -------------    -------------
Share Transactions

     Cost of retirement of shares (Note 7) ...     (10,411,798)            --
                                                 -------------    -------------
Distributions to Shareholders From

     Net realized gain on
      investments (Note 2 and 8) .............     (40,259,010)            --
                                                 -------------    -------------
Increase in Net Assets .......................      98,224,282       80,211,435

Net Assets, beginning of period ..............     394,743,146      314,531,711
                                                 -------------    -------------
Net Assets, end of period ....................   $ 492,967,428    $ 394,743,146
                                                 =============    =============

           See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in U.S. Dollars)
================================================================================

                                                      Six Months
                                                         Ended               Years Ended December 31,
                                                     June 30, 1997 --------------------------------------------
                                                      (Unaudited)   1996      1995     1994      1993     1992
                                                      -----------  ------    ------   ------    ------   ------
Per Share Operating Performance:
     Net asset value, beginning of period .........     $11.67     $9.30    $13.12    $10.62    $ 8.51    $9.53
     Net investment income (loss) .................      (0.08)    (0.12)    (0.15)    (0.09)     0.16    (0.01)
     Net realized and unrealized gain (loss) on
        investments ...............................       4.66      2.57     (3.35)     2.66      2.35    (1.08)
     Net realized and unrealized gain (loss)
       on translation of foreign currencies .......      (0.14)    (0.08)    (0.35)    (0.07)    (0.25)    0.11
                                                         -----     -----      ----     -----     -----     ----
         Total from investment operations .........       4.44      2.37     (3.85)     2.50      2.26    (0.98)

Net Effect of Share Transactions ..................       0.06        --      0.03        --        --    (0.02)
Distributions to Shareholders From:
     Net investment income.........................         --        --        --        --     (0.15)      --
     Net realized gain on investments .............      (1.20)       --        --        --        --    (0.02)
                                                         -----     -----      ----     -----     -----     ----
              Total distributions*.................      (1.20)       --        --        --     (0.15)   (0.02)
                                                         -----     -----      ----     -----     -----     ----
Net Asset Value, End of Period ....................      14.97     11.67      9.30     13.12     10.62     8.51
                                                         =====     =====      ====     =====     =====     ====
Per Share Market Price, End of Period .............      11.75     10.13     10.50     11.88     13.75     8.75
Total Investment Return (%)**:
     Based on the Trust's market price ............      28.65     (3.52)   (11.62)   (13.60)    59.42   (14.44)
     Based on the Trust's net asset value .........      39.54     25.48    (29.12)    23.54     26.73   (10.50)
Ratios and Supplemental Data:
     Net Assets, end of period (in thousands) .....    492,967   394,743   314,532   365,661   295,997  237,240
     Ratio of expenses to average net assets (%) ..       1.53+     1.75      1.98      1.99      2.18     2.47
     Ratio of net investment income (loss) to
        average net assets (%).....................      (1.12)+   (1.14)    (1.38)    (0.84)     1.79    (0.09)
     Portfolio turnover ratio (%) .................        123+      148        81        97       151       45
     Average commission rate***....................      0.003     0.002        --        --       --        --

*    See Note 2 for information concerning the Trust's distribution policy.
** Investment return is calculated for the six months ended June 30, 1997 (not annualized) and for each of the five years ended December 31, 1996.
*** For fiscal years beginning on or after September 1, 1995, a fund which invests greater than 10% of the value of average net assets in equity securities is required to disclose its average commission rate per share for trades on which commissions are charged.
+    Annualized.

           See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund / June 30, 1997 (Expressed in US Dollars)
================================================================================

Note 1-- Organization and the Acquisition of The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. For financial reporting purposes, the acquisition has been accounted for as a purchase transaction. However, for U.S. federal income tax purposes, the acquisition was treated as a reorganization in which, pursuant to special rules and regulations of the Internal Revenue Service, the Trust was deemed to have acquired the individual assets and assumed the individual liabilities of the Fund at their fair values as of the Reorganization date.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A --Principles of consolidation-- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued using the amortized cost method which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined using the average cost method for the cost of investments.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 1997, this rate was approximately NT$27.814 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These temporary book and tax differences are primarily due to differing treatments for net capital losses and deferral of wash sales.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income taxes on its investment company taxable income and capital gains that it distributes to its shareholders, provided that, among other things, at least 90% of its investment company taxable income for each taxable year is distributed. However, under certain circumstances, the Trust may be subject to excise taxes unless it meets distribution requirements as specified by the Code.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Effective January 1, 1990, realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,064,008 for the six months ended June 30, 1997.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

Note 5 -- Custodians
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $86,000).

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding short-term investments, for the six months ended June 30, 1997, included approximately

$307,000,000 for stock purchases and approximately $353,000,000 for stock sales, respectively.

At June 30, 1997, the cost of investments, excluding short-term investments and bonds, for U.S. federal income tax purposes was approximately $349,000,000. At June 30, 1997, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $123,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $9,000,000 or a net unrealized appreciation of approximately $114,000,000. See Note 9 for information concerning the Trust's tax loss carryforward as of June 30, 1997.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present.

Under a program approved by the Board of Trustees, the Trust may repurchase up to $25 million of its own shares. During the six months ended June 30, 1997, the Trust retired 876,200 shares at a net cost of $10,411,798. The weighted average discount per share between the cost of retirement and the net asset value applicable to such shares at the date of retirement was 17.12%. At June 30, 1997, 32,939,176 shares were outstanding.


Note 8 -- Distribution
--------------------------------------------------------------------------------

On May 12, 1997, the Trust declared a distribution of $1.20 per share, which was paid on June 20, 1997, to shareholders of record on June 2, 1997. The distribution has been treated as if declared from undistributed net realized gain on investments; however, the exact tax characterization will be determined shortly after December 31, 1997, and will be reported to U.S. shareholders in connection with required U.S. federal tax reporting rules as well as included in the Trust's 1997 annual report.


--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1996. The Fund intends to apply for such status for succeeding accounting periods.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Daniel Chiang has been the portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 13 years experience in the financial industry and for the past 10 years has worked at IIT, where he previously served as Vice President in charge of the dealing department.
--------------------------------------------------------------------------------

================================================================================
1997 ANNUAL MEETING OF STOCKHOLDERS
================================================================================

On June 3, 1997, the Fund held an annual meeting to:

1.   Elect three trustees,

2. Ratify the appointment of KPMG Peat Marwick as the Fund's independent accountants for 1997, and

3. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Fund's shares had traded at an average discount of more than 10% to its net asset value over a 12-week-period during the 12 months preceding the annual meeting.

Proxies representing 17,513,068, or 51.79% of the 33,815,376 eligible shares outstanding, were voted. The results are shown below. The trustees of the Fund recommended that stockholders vote against the conversion proposal, whose passage would have required the affirmative vote of a majority of the shares outstanding. Of the 33,815,376 shares outstanding, less than 12% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter.

--------------------------------------------------------------------------------
                                             For              Withheld
--------------------------------------------------------------------------------

Nominees to the Board of Trustees
Pedro-Pablo Kuczynski                    15,345,673           2,167,395
Lin-Yin Kung                             15,464,250           2,048,818
Gregory Kuo-Hua Wang                     15,465,073           2,047,995

Messrs. Theodore S.S. Cheng, Daniel K.L. Chiang, Raymund A. Kathe, David N. Laux, and Alfred F. Miossi, whose terms did not expire in 1997, are the remaining trustees.

--------------------------------------------------------------------------------
                                            For          Against        Abstain
--------------------------------------------------------------------------------

KPMG Peat Marwick as independent
accountants for 1997                     17,092,058       59,826        361,184

--------------------------------------------------------------------------------
                                            For          Against        Abstain
--------------------------------------------------------------------------------

Conversion of the Fund from a
closed-end to an open-end
investment company                       3,957,731      6,570,427       194,592

Proxies covering 6,790,318 shares, or 38.77% of the shares represented at the meeting, were not voted on this proposal.
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS' REVIEW REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have reviewed the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the Trust), including the consolidated schedule of investments, as of June 30, 1997, and the related consolidated statement of operations, consolidated statement of changes in net assets and the consolidated financial highlights for the six months then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of making inquiries of persons responsible for financial and accounting matters and applying analytical procedures to financial data. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with generally accepted accounting principles.

We have previously audited the consolidated financial statements as of and for the year ended December 31, 1996 and the consolidated financial highlights of The R.O.C. Taiwan Fund for each of the years in the five-year period ended December 31, 1996 and expressed an unqualified opinion on those consolidated financial statements and financial highlights in our report dated January 8, 1997, but have not performed any auditing procedures since that date.


                           /s/KPMG Peat Marwick


Taipei, Taiwan
July 22, 1997

THE R.O.C. TAIWAN FUND

Manager:

International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (02) 713-7702
Fax:  886-2-717-3077

Officers and Trustees:

Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
   Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:

Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent,
Paying and Plan Agent:

State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.

U.S. Administrator:

Dewe Rogerson Inc.
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone: (212) 688-6840

U.S. Legal Counsel:

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including
the NAV, please call toll free
1-800-343-9567.